SUBSCRIPTION AGREEMENT

To:	SOUTH SEA ENERGY CORP. (the “Issuer”)

The undersigned (the “Subscriber”) acknowledges that the Issuer is proceeding with a private placement of Shares (the “Shares”) at a price of $0.001 (US) per Share, and the Subscriber hereby tenders to the Issuer this irrevocable subscription offer which, upon acceptance by the Issuer, will constitute an agreement of the Subscriber to subscribe for, take up, purchase and pay for and, on the part of the Issuer, to issue and sell to the Subscriber, the number of Shares set out below on the terms and subject to the conditions set out in this Agreement.

Number of Shares:
Total Purchase Price: $_______________(US) at $0.001 per Share:

DATED at ________________________________, this 15th day of June, 2007.

(Name of Subscriber – please print)	(Subscriber’s Address)

(Signature of Subscriber or Authorized Signatory)

Number and type of securities of the Issuer currently
held by the Subscriber (directly or indirectly):

Details of Beneficial Purchaser if not Same as Subscriber

(Name – please print)	(Beneficial Purchaser’s Address)

Registration Instructions	Delivery Instructions:
(if different from registration instructions)

(ii)

Name

Account reference, if applicable	Account reference, if applicable

Address	Contact Name

Address

Telephone Number

Facsimile Number

This subscription is accepted by SOUTH SEA ENERGY CORP.
this 15th day of June, 2007.

SOUTH SEA ENERGY CORP.

Per:

Authorized Signatory

1.	INTERPRETATION

1.1	In this Agreement, unless the context otherwise requires:

	(a)	“Act” or “1933 Act” means the Securities Act of 1933 (United States of America), as amended;

	(b)	“Accredited Investor” means:

(i) any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000; or

(ii)

any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

(iii) any entity of which all of the equity owners are accredited investors.

	(c)	“Closing Date” means the day the Shares are issued to the Subscriber;

	(d)	“Commission” means the Securities Exchange Commission, where applicable;

	(e)	“Directed Selling Efforts” has the meaning ascribed to it in Regulation S of the SEC Regulations;

(f)

“Exemptions” means the exemptions from the prospectus and registration requirements under the Securities Act of 1933 and applicable exemptions from prospectus and registration requirements in the securities regulations of the jurisdiction of residence of the Subscriber;

	(g)	“Parties” or “Party” means the Subscriber, Issuer or both, as the context requires;

	(h)	“Private Placement” means the offering of the Shares pursuant to the Exemptions;

	(i)	“Regulation S” means Regulation S promulgated under the 1933 Act;

	(j)	“Regulatory Authorities” means the Commissions;

	(k)	“Securities” means the Shares;

	(l)	“Shares” means the previously unissued common shares in the capital of the Issuer, as presently constituted;

	(m)	“Substantial U.S. Market Interest” has that meaning ascribed to it in Regulation S;

	(n)	“Subscriber’s Shares” means those Shares which the Subscriber has agreed to purchase under this Agreement;

	(o)	“United States” has that meaning ascribed to it in Regulation S;

(p)	“U.S. Person” has that meaning ascribed to it in Regulation S;

1.2 Time is of the essence of this Agreement.

1.3 This Agreement is to be read with all changes in gender or number as required by the context.

1.4 The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

1.5 All references to currency refer to United States dollars.

1.6 Save and except as concerns applicable securities laws, rules and regulations, this Agreement is governed by, subject to and interpreted in accordance with the laws prevailing in the State of Nevada and the federal laws of the United States applicable therein, and the courts of the State of Nevada will have the exclusive jurisdiction over any dispute arising in connection with this Agreement.

2.	THE SHARES

2.1 The Shares will be issued and registered in the name of the Subscriber or its nominee.

2.2 The issue of the Shares will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights.

3.	REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

3.1 The Subscriber acknowledges, represents, warrants and covenants to and with the Issuer it is a director or officer of the Issuer and that, as at the date given above and at the Closing Date:

(a)

no prospectus or registration statement has been filed by the Issuer with the Commission in connection with the issuance of the Shares and such issuance is exempted from the prospectus requirements of the Act and that:

	(i)	the Subscriber is restricted from using most of the civil remedies available under the Act;

	(ii)	the Subscriber may not receive information that would otherwise be required to be provided under the Act; and

	(iii)	the Issuer is relieved from certain obligations that would otherwise apply under the Acts;

(b)	to the best of the Subscriber’s knowledge, the Shares were not advertised;

(c)	no person has made to the Subscriber any written or oral representations:

	(i)	that any person will resell or repurchase any of the Shares;

	(ii)	that any person will refund the purchase price of any of the Shares; or

	(iii)	as to the future price or value of any of the Shares.

(d)	this subscription has not been solicited in any other manner contrary to the Act;

(e)

the Subscriber acknowledges that the Shares have not been registered under the 1933 Act and may not be offered or sold in the United States unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

(f)	the Subscriber is not and will not be purchasing Shares for the account or benefit of any person, in particular a U.S. Person, other than themselves;

(g)	the Subscriber will not engage in any Directed Selling Efforts in respect of the Shares (as that term is defined in the 1933 Act);

(h)

the Subscriber has no knowledge of a “material fact” or “material change” (as those terms are defined in the Act) in the affairs of the Issuer that has not been generally disclosed to the public, save knowledge of this particular transaction and knowledge of the Issuer’s proposed acquisition of rights in the CBM property in Indonesia and associated transactions;

(i)

the Subscriber’s decision to tender this offer and purchase the Subscriber’s Shares has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Issuer or any other person and is based entirely upon currently available public information concerning the Issuer and the information contained in this Agreement;

(j)

the Subscriber has relied solely upon its own independent investigation in making a decision to purchase the Subscriber’s Shares and acknowledges that an investment in Shares is a speculative investment which involves a high degree of risk;

(k)	the offer made by this subscription is irrevocable and requires acceptance by the Issuer;

(l)

the Issuer will have the right to accept this subscription offer in whole or in part and the acceptance of this subscription offer will be conditional upon the sale of the Subscriber’s Shares to the Subscriber being exempt from the prospectus and registration requirements of the relevant securities legislation;

(m)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been given to authorize execution of this Agreement on behalf of the Subscriber;

(n)

the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which he is or may be bound;

(o)	this Agreement has been duly executed and delivered by the Subscriber and constitutes a legal, valid and binding agreement of the Subscriber enforceable against the Subscriber;

(p)

the Subscriber has been independently advised as to the applicable hold periods or resale restrictions imposed in respect of the Shares by applicable securities legislation and regulatory policies and confirms that no representations by the Issuer have been made respecting the resale of the Shares and is aware of the risks and other characteristics of the Shares and of the fact that the Subscriber may not be able to resell the Shares purchased by it except in accordance with the applicable securities legislation and regulatory policies, and the Subscriber has no immediate need for liquidity with respect to its investment in the Shares;

(q)

the Subscriber is resident at the address and in the state or province or jurisdiction set out on the cover page of this Agreement, which address is the ordinary residence or place of business of the Subscriber and such beneficial purchaser, if applicable, and was not created nor is it used solely for the purpose of acquiring the Subscriber’s Shares;

(r)

if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Issuer in filing such reports, undertakings and other documents with respect to the issue of the Securities as may be required; and

(s)

the Subscriber acknowledges that the representations, warranties and covenants in this subsection are made with the intent that they will be relied upon by the Issuer in determining the Subscriber’s eligibility, or (if applicable) the eligibility of the others on whose behalf the Subscriber is contracting hereunder, to purchase Shares and the Subscriber agrees that the above representations, warranties and covenants in this subsection will be true and correct both as of the execution of this subscription and as of the Closing Date.

3.2 The foregoing representations, warranties and covenants are made by the Subscriber with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Shares, and the Subscriber hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which it may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing Date.

4.	REPRESENTATIONS AND WARRANTIES OF THE ISSUER

4.1	The Issuer represents and warrants that, as of the date given above and at the Closing Date:

	(a)	the Issuer is a valid and subsisting corporation duly incorporated and in good standing under the laws of its jurisdiction of incorporation;

	(b)	the Issuer is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where so required by the laws of that jurisdiction;

	(c)	the Issuer will reserve or set aside sufficient shares in its treasury to issue the Shares, and all such shares will upon issuance be duly and validly issued as fully paid and non- assessable;

	(d)	the Issuer has complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions, including,

without limitation, the Act and State of Nevada company law in relation to all matters relating to the Private Placement;

(e)

the issue and sale of the Securities by the Issuer does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Issuer is a party;

(f)

this Agreement has been or will be by the Closing Date, duly authorized by all necessary corporate action on the part of the Issuer, and the Issuer has full corporate power and authority to undertake the Private Placement;

(g)	the Issuer is a “reporting issuer” under the Act and is not in default of any of the requirements of the Act;

(h)

no order ceasing, halting or suspending trading in securities of the Issuer nor prohibiting the sale of such securities has been issued to and is outstanding against the Issuer or its directors, officers or promoters or against any other companies that have common directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened;

(i)	no person, firm or corporation acting or purporting to act at the request of the Issuer is entitled to any brokerage, agency or finder’s fee in connection with the transactions described herein;

(j)	the Issuer has not advertised the Shares for sale;

(k)	the following disclosure documents of the Issuer:

(i) the audited consolidated financial statements of the Issuer in respect of its most recently completed financial year;

(ii) the unaudited interim consolidated financial statements of the Issuer as at and for the quarters completed subsequent to the Issuer’s most recently completed financial year; and

(iii) each material change report filed with the Commission since its most recently completed financial year,

were, at their respective dates of issue or publication, true and correct in all material respects and were prepared, to the best of its knowledge, in accordance with the laws, regulations and rules applicable thereto; and

(l)	the warranties and representations in this section are true and correct and will remain so as of the Closing Date.

5.	CLOSING AND CONDITIONS TO CLOSING

5.1	The Closing Date will take place on such date as is determined by the Issuer.

5.2 Upon execution of this subscription offer by the Subscriber to the Issuer, the Subscriber will deliver, or will have delivered, a wire transfer of the total price of the Subscriber’s Shares to the Issuer’s bank account or will have provided to the Issuer a cheque or bank draft or money order representing the total price of the Subscribers’ shares.

5.3 On the Closing Date, the Issuer will deliver to the Subscriber a certificate representing the Shares duly executed by an authorized signatory of the Issuer.

6.	RESALE RESTRICTIONS AND REGISTRATION RIGHTS

6.1 The Subscriber understands and acknowledges that the Shares will be subject to certain resale restrictions under the Act or other applicable securities rules and regulations, which may be legended on the certificates representing the Shares, and the Subscriber agrees to comply with such resale restrictions. The Subscriber also acknowledges that it has been advised to consult its own independent legal advisor with respect to the applicable resale restrictions and the Subscriber is solely responsible for complying with such restrictions and the Issuer is not in any manner responsible for ensuring compliance by the Subscriber with the applicable resale restrictions.

6.3 The terms of this subscription agreement do not confer registration rights or “piggy back” registration rights upon the Subscriber.

7.	MISCELLANEOUS

7.1 The Subscriber hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from the appendices, as applicable, which have been executed by the Subscriber and delivered to the Issuer. The Subscriber consents to the filing of such documents and any other documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the Private Placement and agrees to execute any and all further documents which might be required to be completed for the jurisdiction of their residence.

7.2 Without limitation, this subscription and the transactions contemplated hereby are conditional upon and subject to the Issuer receiving any required regulatory approval of this subscription and the transactions contemplated hereby.

7.3 This Agreement, which includes any interest granted or right arising under this Agreement, may not be assigned or transferred.

7.4 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the Parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer or by anyone else.

7.5 The Parties may amend this Agreement only in writing.

7.6 This Agreement enures to the benefit of and is binding upon the Parties and, as the case may be, their respective heirs, executors, administrators and successors.

7.7 A Party will give all notices or other written communications to the other Party concerning this Agreement by facsimile, by courier, by hand or by mail addressed to such other Party’s respective address which is noted on the cover page of this Agreement.

7.8 This Agreement may be executed in counterparts, each of which when delivered will be deemed to be an original and all of which together will constitute one and the same document and the Issuer will be entitled to rely on delivery by facsimile machine of an executed copy of this Agreement, and acceptance by the Issuer of such facsimile copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer as if the Issuer had accepted the Agreement originally executed by the Subscriber.

7.9 The Issuer is required, by various securities rules and regulations, to disclose to various securities regulators the name and address of the Subscriber together with the number of Shares the Subscriber has subscribed for. By signing above, the Subscriber provides the Issuer with permission to provide this information to such securities regulators.